UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

Calamos Asset Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 Calamos Court

Naperville, Illinois 60563

(Address of Principal Executive Offices)

(630) 245-7200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Exhibit Index

Separation Agreement

Press Release

Item 1.01. Entry into a Material Definitive Agreement.

On November 27, 2013, Calamos Asset Management, Inc., a Delaware corporation (the “Company”), entered into that certain Separation, Release and Noncompetition Agreement (the “Separation Agreement”) with Calamos Advisors LLC, a Delaware limited liability company and investment advisor to the Company (“Advisors”), Calamos Family Partners, Inc., a Delaware corporation and owner of the outstanding shares of the Company’s Class B common stock (“CFP”), Calamos Property Holdings LLC, a Delaware limited liability company and beneficial owner of certain properties leased by the Company (“CPH”), John P. Calamos, Sr., the Chairman, Chief Executive Officer and Global Co-Chief Investment Officer of the Company, John P. Calamos, Jr., a Senior Vice President and Co-Portfolio Manager of the Company, and Nick P. Calamos, a member of the board of directors and Senior Advisor for the Company.

The Separation Agreement will be effective upon consummation of the Transaction (as defined below) and will replace Nick P. Calamos’ employment agreement, as amended, by and among the Company, Advisors and Nick P. Calamos (the “Employment Agreement”).

The Separation Agreement provides, among other things, subject to certain exceptions, that Nick P. Calamos shall not compete with the Company nor solicit its customers or employees for a period of four years following its effectiveness. The Separation Agreement also provides for the resignation by Nick P. Calamos from all positions with the Company and its affiliates including his position as a member of the board of directors of the Company.

The Separation Agreement was entered into in connection with John P. Calamos, Sr. informing the Company that he has agreed to purchase all of Nick P. Calamos’ shares of CFP (the “Purchased Shares”), representing Nick P. Calamos’ entire beneficial interest in Calamos Investments LLC, a Delaware limited liability company and the owner and operator of the Company’s operating companies, exclusive of his beneficial interest in the Company held through his shares of the Company’s Class A common stock (the “Transaction”). The terms of the Transaction, including the purchase price for the shares, are subject to a confidentiality agreement among the parties to the Transaction. The Company has been informed that the Transaction is expected to close by December 5, 2013.

The Company has been informed by John P. Calamos, Sr. that he intends to explore opportunities for other members of senior management of the Company to increase their investment in the Company’s business through acquisition of interests in CFP.

The information set forth above with respect to the Separation Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Separation Agreement and Company Press Release, dated December 4, 2013, attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and incorporated into this Item 1.01 disclosure by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Under the terms of the Separation Agreement, the Employment Agreement shall terminate upon the closing of the Transaction. Pursuant to the Employment Agreement, Nick P. Calamos has received an annual base salary of $177,632 to serve as a Senior Advisor to the Company.

The information set forth in Item 1.01 regarding the Separation Agreement and the Transaction is incorporated into this Item 1.02 disclosure. Additionally, the information set forth above with respect to the Employment Agreement does not purport to be complete in its scope and is qualified in its entirety by the full text of the Employment Agreement. Incorporated herein by reference are (i) the Executive Employment Agreement, dated October 26, 2004, which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q on December 3, 2004, (ii) Amendment Number 1 to the Executive Employment Agreement, dated June 1, 2007, which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q on August 9, 2007, and (iii) Amendment Number 2 to the Executive Employment Agreement, dated August 21, 2012, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on August 27, 2012.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Under the terms of the Separation Agreement, Nick P. Calamos shall resign as a member of the board of directors of the Company upon the closing of the Transaction. Nick P. Calamos has advised the Company that his decision to resign is not due to any disagreement on any matter relating to the Company’s operations, policies or practices.

The information set forth in Item 1.01 regarding the Separation Agreement and the Transaction is incorporated into this Item 5.02(b) disclosure.

Item 8.01. Other Events.

On December 4, 2013, the Company issued a press release announcing, among other things, the Separation Agreement.

The information set forth above with respect to the press release does not purport to be complete in scope and is qualified in its entirety by the full text of the Company Press Release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Separation, Release and Noncompetition Agreement, dated November 27, 2013, by and among the Company, Calamos Advisors LLC, Calamos Family Partners, Inc., Calamos Property Holdings LLC, John P. Calamos, Sr., John P. Calamos, Jr. and Nick P. Calamos.

10.2	Executive Employment Agreement, dated October 26, 2004, by and between the Company and Nick P. Calamos (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 3, 2004).

10.3	Amendment Number 1 to the Executive Employment Agreement, dated June 1, 2007, by and between the Company and Nick P. Calamos (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2007).

10.4	Amendment Number 2 to the Executive Employment Agreement, dated August 21, 2012, by and between the Company and Nick P. Calamos (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2012).

99.1*	Company Press Release, dated December 4, 2013.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: December 4, 2013	By:	/s/ J. Christopher Jackson
	Name:	J. Christopher Jackson
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Separation, Release and Noncompetition Agreement, dated November 27, 2013, by and among the Company, Calamos Advisors LLC, Calamos Family Partners, Inc., Calamos Property Holdings LLC, John P. Calamos, Sr., John P. Calamos, Jr. and Nick P. Calamos.

10.2	Executive Employment Agreement, dated October 26, 2004, by and between the Company and Nick P. Calamos (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 3, 2004).

10.3	Amendment Number 1 to the Executive Employment Agreement, dated June 1, 2007, by and between the Company and Nick P. Calamos (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2007).

10.4	Amendment Number 2 to the Executive Employment Agreement, dated August 21, 2012, by and between the Company and Nick P. Calamos (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2012).

99.1*	Company Press Release, dated December 4, 2013.

*	Filed herewith